EXHIBIT 24


                POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K
           TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION


     We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Edward M. George, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 2000 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

    Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicated:


   SIGNATURE                       TITLE                     DATE
   ---------                       -----                     ----
/s/ James E. Altmeyer             Director             February 22, 2001
---------------------
James E. Altmeyer

-----------------                 Director             February __, 2001
James G. Bradley

-----------------                 Director             February __, 2001
Ray A. Byrd

/s/ R. Peterson Chalfant          Director             February 22, 2001
------------------------
R. Peterson Chalfant

/s/ John H. Cheffy                Director             February 22, 2001
------------------
John H. Cheffy

/s/ Christopher V. Criss          Director             February 22, 2001
------------------------
Christopher V. Criss

/s/ Stephen F. Decker             Director             February 22, 2001
---------------------
Stephen F. Decker

/s/ James D. Entress              Director             February 22, 2001
--------------------
James D. Entress

/s/ Ernest S. Fragale             Director             February 22, 2001
---------------------
Ernest S. Fragale


                                   E-36



/s/ James C. Gardill              Director             February 22, 2001
--------------------
James C. Gardill

/s/ Edward M. George              Director             February 22, 2001
--------------------
Edward M. George

/s/ Roland L. Hobbs               Director             February 22, 2001
-------------------
Roland L. Hobbs

/s/ Larry G. Johnson              Director             February 22, 2001
--------------------
Larry G. Johnson

/s/ John W. Kepner                Director             February 22, 2001
------------------
John W. Kepner

/s/ Frank R. Kerekes              Director             February 22, 2001
--------------------
Frank R. Kerekes

/s/ Robert H. Martin              Director             February 22, 2001
--------------------
Robert H. Martin

/s/ William E. Mildren, Jr.       Director             February 22, 2001
---------------------------
William E. Mildren, Jr.

/s/ Eric Nelson                   Director             February 22, 2001
---------------
Eric Nelson

/s/ Joan C. Stamp                 Director             February 22, 2001
-----------------
Joan C. Stamp

/s/ Carter W. Strauss             Director             February 22, 2001
---------------------
Carter W. Strauss

/s/ James W. Swearingen           Director             February 22, 2001
-----------------------
James W. Swearingen

/s/ Reed J. Tanner                Director             February 22, 2001
------------------
Reed J. Tanner

/s/ Robert K. Tebay               Director             February 22, 2001
-------------------
Robert K. Tebay

/s/ William E. Witschey           Director             February 22, 2001
-----------------------
William E. Witschey




                                   E-37